Gabelli SRI Fund, Inc.

SUMMARY PROSPECTUS April 30, 2026

Class AAA (SRIGX), A (SRIAX), C (SRICX), I (SRIDX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders and other information about the Fund online at https://gabelli.com/funds/open-ends/documents. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Gabelli SRI Fund’s (the “Fund”) investment objective is to seek capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares when and if initial investments into Class A shares are reopened. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 18 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

	Class AAA	Class A	Class C	Class I
	Shares(2)	Shares(2)	Shares(2)	Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held seven days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Advisory Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.99%	0.99%	0.99%	0.99%
Total Annual Fund Operating Expenses	2.24%	2.24%	2.99%	1.99%
Fee Waiver and/or Expense Reimbursement(1)	(1.34)%	(1.34)%	(2.09)%	(1.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.90%	0.90%	0.90%	0.90%

(1)	Gabelli Funds, LLC (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90% for all classes of shares. Under this same arrangement, the Fund has also agreed, during the three year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 0.90% for the applicable class of shares, after giving effect to the repayments. This arrangement is in effect through April 30, 2027, and may be terminated only by the Board of Directors of the Fund (the “Board”) before such time. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (1) the expense cap in place at the time such amounts were waived or reimbursed, as applicable; or (2) the Fund’s current expense cap.
(2)	As of the date of this prospectus, the Fund’s respective Class AAA, Class A, and Class C shares are “closed to purchases from new investors.” “Closed to purchases from new investors” means: (i) with respect to Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes, and (ii) with respect to Class C shares, neither new investors nor existing shareholders may purchase any additional shares of such class. These changes will have no effect on existing shareholders’ ability to redeem shares of the Fund as described in this prospectus. Reinvestment of dividend and capital gain distributions will continue to be permitted for holders of the Fund’s Class AAA, Class A, and Class C shares.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$92	$571	$1,078	$2,471
Class A Shares	$662	$1,114	$1,591	$2,903
Class C Shares	$192	$727	$1,388	$3,159
Class I Shares	$92	$519	$972	$2,230

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$92	$571	$1,078	$2,471
Class A Shares	$662	$1,114	$1,591	$2,903
Class C Shares	$92	$727	$1,388	$3,159
Class I Shares	$92	$519	$972	$2,230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment. The Fund may also invest in foreign securities and in securities that are convertible into common stocks. The Fund focuses on investments in companies whose securities appear to be underpriced relative to their private market value (“PMV”), which is the value the Fund’s investment adviser, Gabelli Funds, LLC (the “Adviser”), believes informed investors would be willing to pay for a company. There can be no assurance that the Fund will be able to achieve its investment objective.

Socially Responsible Investing. The Adviser employs a social screening overlay process on a pro-active basis at the time of investment to identify companies that meet the Fund’s social guidelines. Pursuant to these guidelines, the Fund will not invest in companies that derive more than 10% of their revenues from the following areas: tobacco, cannabis, alcohol, gambling, or weapons production. The Adviser will monitor each holding of a socially responsible company

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on a continuous basis to ensure its compliance with the Fund’s social guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV.

After identifying companies that satisfy these social criteria, the Adviser then will invest in securities of companies that the Adviser believes are trading at a material discount to PMV. The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund’s guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or if there is a change to an underlying industry or company that the Adviser believes may negatively affect the value of such securities.

The Fund may also use the following investment technique:

●	Lower Grade Convertible Debt Securities. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least “BBB” (which securities may have speculative characteristics) by S&P Global Ratings (“S&P”) or, if unrated, judged by the Adviser to be of comparable quality. However, on occasion when the Adviser deems appropriate, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least an S&P rating of “B.”

Principal Risks

You may want to invest in the Fund if:

●	you are a long-term investor

●	you seek capital appreciation

●	you want exposure to equity investments in companies that meet the Fund’s socially responsible guidelines

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

The principal risks presented by the Fund are:

●	Socially Responsible Investment Risk. The application of the Adviser’s socially responsible criteria will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund—positively or negatively—depending on whether such investments are in or out of favor.

●	Convertible Securities Risk. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

●	Financial Services Risk. The Fund may invest from time to time in securities issued by financial services companies. Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition, including price competition. Profitability can be largely dependent upon the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change. Unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector. Financial services companies are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or

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may affect them in other ways that are unforeseeable. In the past, financial services companies in general experienced considerable financial distress, which led to implementation of government programs designed to ease that distress.

●	Preferred Stock Risk. Preferred stocks are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The dividend on a preferred stock may be changed or omitted by the issuer, and participation in the growth of an issuer may be limited.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

●	Inflation Risk. Inflation risk is the risk that value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Fund may invest, which may cause the value of the Fund’s investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

●	Interest Rate Risk, Maturity Risk, and Credit Risk. When interest rates decline, the value of the portfolio’s debt securities generally increases. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the increase or decline will often be greater for longer term debt securities than shorter term debt securities. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

●	Lower Grade Convertible Debt Securities Risk. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments.

●	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or issuers in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current

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political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

●	Sector Risk. Although the Fund does not employ a sector focus, its exposure, from time to time, to specific sectors will increase based on the Adviser’s perception of available investment opportunities. If the Fund focuses on a particular sector, the Fund may face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that sector. Furthermore, investments in particular sectors may be more volatile than the broader market as a whole.

●	Geopolitical Risk. Occurrences of global events, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. These and any further actions that may be taken by the U.S. and foreign governments with respect to trade policy may impair the value of your investment in the Fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing the Fund’s performance from calendar year to calendar year. The table compares the Fund’s average annual returns to those of the S&P 500® Index, a broad measure of market performance. On February 16, 2023, the Board approved a change in the Fund’s name to the “Gabelli SRI Fund, Inc.” along with certain changes to the Fund’s principal investment strategies and techniques. Effective May 21, 2023, the Fund implemented its name change and the accompanying changes to its principal investment strategies and techniques. The Fund’s performance prior to May 21, 2023, does not reflect the Fund’s current investment strategies. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

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GABELLI SRI FUND, INC.

(Total Returns for Class AAA Shares for the Years Ended December 31)

30%
20%
10%
0%
-10%
-20%
-30%
10.39%
13.29%
-15.83%
25.83%
13.46%
22.00%
-18.71%
11.81%
10.65%
17.21%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the calendar years shown in the bar chart, the highest return for a quarter was 17.38% (quarter ended December 31, 2020), and the lowest return for a quarter was (22.83)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the years ended December 31, 2025, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Gabelli SRI Fund, Inc.
Class AAA Shares
Return Before Taxes	17.21%	7.54%	8.01%
Return After Taxes on Distributions	14.42%	5.41%	5.99%
Return After Taxes on Distributions and Sale of Fund Shares	12.21%	5.69%	6.09%
Class A Shares
Return Before Taxes	10.56%	6.29%	7.38%
Class C Shares
Return Before Taxes	16.27%	7.56%	7.71%
Class I Shares
Return Before Taxes	17.27%	7.55%	8.12%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Kevin V. Dreyer, a Managing Director and Co-Chief Investment Officer for the Value team of GAMCO Investors, Inc., has served as a portfolio manager of the Fund since October 2011. Mr. Christopher J. Marangi, President of GAMCO Investors, Inc. and Co-Chief Investment Officer for the Value team of GAMCO Investors, Inc., has served as a portfolio manager of the Fund since October 2011. Mr. Ian Lapey joined GAMCO Investors, Inc. in October 2018 and has served as a portfolio manager of the Fund since February 2019. Ms. Melody P. Bryant joined GAMCO Investors, Inc. in September 2018 and has served as a portfolio manager of the Fund since February 2019.

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Purchase and Sale of Fund Shares

Class I shares are, as of the date of this prospectus, open for purchase on an unrestricted basis with a reduced minimum purchase amount. As of the date of this prospectus, the Fund’s respective Class AAA, Class A, and Class C shares are “closed to purchases from new investors.” “Closed to purchases from new investors” means: (i) with respect to Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes, and (ii) with respect to Class C shares, neither new investors nor existing shareholders may purchase any additional shares of such class. These changes will have no effect on existing shareholders’ ability to redeem shares of the Fund as described in this prospectus.

The minimum initial investment for Class AAA, Class A, and Class C shares will be $1,000 ($250 for IRAs or Coverdell Education Savings Plans) when and if initial investments into Class AAA, Class A, and Class C shares are reopened. When and if initial investments into Class AAA, Class A, and Class C shares are reopened, there will be no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan.

Class I shares are available to investors with a minimum investment of $1,000 when purchasing shares directly through G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which may have different minimum investment amounts. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to a broker or financial intermediary. The Distributor reserves the right to waive or change the minimum investment amounts. There is no minimum for subsequent investments.

Since the minimum initial investment amount for the Fund’s Class I shares purchased directly through the Distributor is the same as that for all other classes of the Fund’s shares, shareholders still eligible to purchase Class AAA and Class A shares of the Fund should instead consider purchasing Class I shares since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of the Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of shares of the Fund. Please refer to the Fund’s statutory prospectus for additional information about share class conversions and exchanges among funds managed by the Adviser or its affiliates.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (each such day, a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor and Distribution Solutions, Inc., 801 Pennsylvania Avenue, Suite 219204, Kansas City, MO 64105-1307), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone at 800-GABELLI (800-422-3554) if you have an existing account with banking instructions on file.

Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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1794 multi 2026

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